UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
(Exact name of registrant as specified in charter)

245 Summer Street, Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2015

Item 1. Reports to Stockholders

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments July 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Leveraged Company Stock

Fund - Class A, Class T, Class B
and Class C

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-2.87%	14.37%	7.91%
Class T (incl. 3.50% sales charge)	-0.78%	14.64%	7.92%
Class B (incl. contingent deferred sales charge) A	-2.75%	14.57%	7.95%
Class C (incl. contingent deferred sales charge) B	1.30%	14.87%	7.76%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Leveraged Company Stock Fund - Class A on July 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Tom Soviero: For the year, the fund's share classes posted a modest return. (For specific class-level results, please see the Performance section of this report.) Leveraged stocks underperformed the S&P 500® Index as investors moved away from riskier asset classes. Accordingly, the fund significantly lagged the benchmark S&P 500® but handily bested the -1.83% return of the Credit Suisse Leveraged Equity Index. Security selection within energy, an overweighting in the weak-performing materials group and positioning in consumer staples were among the biggest detractors versus the S&P. The most notable individual disappointment was LyondellBasell Industries, a Netherlands-based multinational plastics, chemicals and refining company, a sizable overweighting and the fund's largest holding. The stock got hit hard when oil prices crashed this past year. In energy, an out-of-index stake in Continental Resources and an overweighting in Hess, two exploration & production companies, hurt. By contrast, a significant overweighting in the top-performing consumer discretionary sector helped relative performance, but was largely offset by disappointing security selection. Bright spots here, however, included an out-of-index stake in funeral-services provider Service Corporation International, which climbed amid better-than-expected financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Class A	1.06%
Actual		$ 1,000.00	$ 1,070.90	$ 5.44
Hypothetical A		$ 1,000.00	$ 1,019.54	$ 5.31
Class T	1.30%
Actual		$ 1,000.00	$ 1,069.60	$ 6.67
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.51
Class B	1.85%
Actual		$ 1,000.00	$ 1,066.60	$ 9.48
HypotheticalA		$ 1,000.00	$ 1,015.62	$ 9.25
Class C	1.81%
Actual		$ 1,000.00	$ 1,066.90	$ 9.28
HypotheticalA		$ 1,000.00	$ 1,015.82	$ 9.05
Class I	.80%
Actual		$ 1,000.00	$ 1,072.30	$ 4.11
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Class Z	.67%
Actual		$ 1,000.00	$ 1,073.00	$ 3.44
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	8.9	7.5
Service Corp. International	6.0	4.6
Boston Scientific Corp.	3.2	2.7
WestRock Co.	3.0	3.2
Bank of America Corp.	2.8	2.4
Delta Air Lines, Inc.	2.5	3.2
Ford Motor Co.	2.4	2.4
Comcast Corp. Class A	2.3	3.7
General Motors Co.	2.2	2.2
HCA Holdings, Inc.	2.1	1.6
	35.4
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.2	24.4
Health Care	14.5	12.3
Materials	13.9	13.0
Financials	11.3	11.4
Industrials	9.5	11.7
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 93.7%		Stocks 94.4%
	Bonds 0.3%		Bonds 0.3%
	Short-Term Investments and Net Other Assets (Liabilities) 6.0%		Short-Term Investments and Net Other Assets (Liabilities) 5.3%
* Foreign investments	15.9%	** Foreign investments	14.3%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 25.2%
Auto Components - 1.5%
Delphi Automotive PLC	446,000	$ 34,824
Tenneco, Inc. (a)	630,300	31,395
		66,219
Automobiles - 4.9%
Ford Motor Co.	7,095,667	105,229
General Motors Co.	2,976,872	93,801
General Motors Co.:
warrants 7/10/16 (a)	395,121	8,693
warrants 7/10/19 (a)	395,121	5,812
		213,535
Diversified Consumer Services - 6.0%
Service Corp. International	8,671,767	264,576
Hotels, Restaurants & Leisure - 0.7%
ARAMARK Holdings Corp.	849,156	27,020
Penn National Gaming, Inc. (a)	297,660	5,679
Station Holdco LLC unit (a)(f)(g)	116,342	73
		32,772
Household Durables - 2.7%
Hovnanian Enterprises, Inc. Class A (a)(d)	1,181,000	2,386
Lennar Corp. Class A	576,600	30,583
Newell Rubbermaid, Inc.	1,935,853	83,784
		116,753
Media - 6.7%
AMC Networks, Inc. Class A (a)	389,700	32,821
Cinemark Holdings, Inc.	2,129,655	84,036
Comcast Corp. Class A	1,588,566	99,142
Gray Television, Inc. (a)	3,167,163	53,493
Nexstar Broadcasting Group, Inc. Class A	394,502	22,629
		292,121
Specialty Retail - 2.7%
Asbury Automotive Group, Inc. (a)	314,878	27,804
GameStop Corp. Class A (d)	1,340,675	61,470
Sally Beauty Holdings, Inc. (a)	961,500	28,643
		117,917
TOTAL CONSUMER DISCRETIONARY		1,103,893
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 1.5%
Food Products - 1.1%
ConAgra Foods, Inc.	438,800	$ 19,334
Darling International, Inc. (a)	2,452,617	31,516
		50,850
Personal Products - 0.4%
Revlon, Inc. (a)	459,739	16,537
TOTAL CONSUMER STAPLES		67,387
ENERGY - 6.1%
Energy Equipment & Services - 1.5%
Ensco PLC Class A	90,000	1,492
Halliburton Co.	943,707	39,438
Noble Corp. (d)	753,990	9,010
Oil States International, Inc. (a)	203,434	6,125
Schlumberger Ltd.	90,600	7,503
Transocean Ltd. (United States) (d)	316,300	4,194
		67,762
Oil, Gas & Consumable Fuels - 4.6%
Continental Resources, Inc. (a)	720,726	24,079
Hess Corp.	783,890	46,257
QEP Resources, Inc.	795,900	11,047
Range Resources Corp.	202,800	7,978
Valero Energy Corp.	1,003,334	65,819
Western Refining, Inc.	393,586	17,381
Whiting Petroleum Corp. (a)	1,326,818	27,187
		199,748
TOTAL ENERGY		267,510
FINANCIALS - 11.1%
Banks - 8.3%
Bank of America Corp.	6,881,001	123,032
Barclays PLC sponsored ADR	1,945,679	34,983
CIT Group, Inc.	170,690	8,029
Citigroup, Inc.	1,110,553	64,923
Huntington Bancshares, Inc.	4,566,320	53,289
Regions Financial Corp.	4,218,220	43,827
SunTrust Banks, Inc.	836,400	37,086
		365,169
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - 0.0%
Motors Liquidation Co. GUC Trust (a)	100,812	$ 1,714
Consumer Finance - 0.9%
American Express Co.	515,752	39,228
Insurance - 0.5%
Lincoln National Corp.	360,400	20,298
Real Estate Investment Trusts - 0.9%
Gaming & Leisure Properties	355,926	11,657
Host Hotels & Resorts, Inc.	832,331	16,131
Sabra Health Care REIT, Inc.	452,492	12,376
		40,164
Real Estate Management & Development - 0.4%
Realogy Holdings Corp. (a)	369,860	16,836
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. (a)	328,300	3,634
TOTAL FINANCIALS		487,043
HEALTH CARE - 14.5%
Health Care Equipment & Supplies - 3.7%
Boston Scientific Corp. (a)	8,034,144	139,312
Medtronic PLC	273,726	21,457
		160,769
Health Care Providers & Services - 7.3%
Community Health Systems, Inc. (a)	1,152,373	67,425
DaVita HealthCare Partners, Inc. (a)	464,906	36,742
HCA Holdings, Inc. (a)	998,521	92,872
Tenet Healthcare Corp. (a)	1,339,963	75,440
Universal Health Services, Inc. Class B	317,795	46,153
		318,632
Life Sciences Tools & Services - 0.5%
PRA Health Sciences, Inc.	574,700	24,132
Pharmaceuticals - 3.0%
Johnson & Johnson	127,900	12,817
Merck & Co., Inc.	1,321,200	77,898
Sanofi SA sponsored ADR	745,266	40,237
		130,952
TOTAL HEALTH CARE		634,485
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 9.5%
Aerospace & Defense - 2.0%
Honeywell International, Inc.	387,924	$ 40,751
Huntington Ingalls Industries, Inc.	196,360	23,055
Textron, Inc.	497,300	21,732
		85,538
Airlines - 3.6%
American Airlines Group, Inc.	791,900	31,755
Delta Air Lines, Inc.	2,405,020	106,639
Southwest Airlines Co.	478,033	17,305
		155,699
Building Products - 0.6%
Allegion PLC	201,992	12,770
Armstrong World Industries, Inc. (a)	240,781	14,086
		26,856
Commercial Services & Supplies - 0.8%
Civeo Corp.	406,868	871
Deluxe Corp.	380,287	24,502
Tyco International Ltd.	267,791	10,173
		35,546
Electrical Equipment - 0.5%
Emerson Electric Co.	136,500	7,064
Generac Holdings, Inc. (a)(d)	373,058	13,083
		20,147
Industrial Conglomerates - 0.5%
General Electric Co.	896,117	23,389
Machinery - 0.9%
Ingersoll-Rand PLC	605,977	37,207
Pentair PLC	64,254	3,907
		41,114
Marine - 0.2%
Genco Shipping & Trading Ltd. (a)	450,397	3,274
Genco Shipping & Trading Ltd. (a)	6,623	48
Navios Maritime Holdings, Inc. (d)	1,788,039	6,616
		9,938
Road & Rail - 0.2%
Hertz Global Holdings, Inc. (a)	583,000	9,905
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
United Rentals, Inc. (a)	133,600	$ 8,950
TOTAL INDUSTRIALS		417,082
INFORMATION TECHNOLOGY - 9.4%
Communications Equipment - 1.3%
Cisco Systems, Inc.	1,982,651	56,347
Electronic Equipment & Components - 1.4%
Avnet, Inc.	489,587	20,430
Belden, Inc.	455,836	26,999
Corning, Inc.	605,400	11,309
TTM Technologies, Inc. (a)	311,991	2,848
		61,586
Internet Software & Services - 0.3%
VeriSign, Inc. (a)(d)	194,300	13,784
IT Services - 0.2%
Global Cash Access Holdings, Inc. (a)	1,683,900	8,504
Semiconductors & Semiconductor Equipment - 3.3%
Freescale Semiconductor, Inc. (a)	939,600	37,462
Intersil Corp. Class A	1,177,013	13,100
Micron Technology, Inc. (a)	1,890,455	34,992
NXP Semiconductors NV (a)	403,936	39,178
ON Semiconductor Corp. (a)	1,968,594	20,906
		145,638
Software - 1.7%
Citrix Systems, Inc. (a)	190,801	14,426
Microsoft Corp.	1,258,432	58,769
		73,195
Technology Hardware, Storage & Peripherals - 1.2%
EMC Corp.	1,160,700	31,211
NCR Corp. (a)	882,069	24,292
		55,503
TOTAL INFORMATION TECHNOLOGY		414,557
MATERIALS - 13.9%
Chemicals - 9.6%
H.B. Fuller Co.	380,376	15,238
LyondellBasell Industries NV Class A	4,142,190	388,662
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
OMNOVA Solutions, Inc. (a)(e)	2,609,132	$ 16,881
Phosphate Holdings, Inc. (a)	192,500	13
		420,794
Containers & Packaging - 3.5%
Sealed Air Corp.	378,366	20,118
WestRock Co.	2,125,302	134,022
		154,140
Metals & Mining - 0.1%
Ormet Corp. (a)	650,000	3
TimkenSteel Corp.	93,783	1,747
		1,750
Paper & Forest Products - 0.7%
Louisiana-Pacific Corp. (a)	1,221,110	17,999
Neenah Paper, Inc.	231,700	14,036
		32,035
TOTAL MATERIALS		608,719
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
Frontier Communications Corp. (d)	4,666,144	22,024
Intelsat SA (a)	855,300	8,134
Level 3 Communications, Inc. (a)	466,741	23,570
		53,728
UTILITIES - 1.1%
Electric Utilities - 0.3%
FirstEnergy Corp.	341,796	11,607
Independent Power and Renewable Electricity Producers - 0.8%
Calpine Corp. (a)	1,970,200	36,055
TOTAL UTILITIES		47,662
TOTAL COMMON STOCKS (Cost $2,444,976)		4,102,066
Nonconvertible Preferred Stocks - 0.2%
	Shares	Value (000s)
FINANCIALS - 0.2%
Capital Markets - 0.2%
GMAC Capital Trust I Series 2, 8.125% (Cost $9,025)	360,987	$ 9,469
Nonconvertible Bonds - 0.3%
	Principal Amount (000s)
ENERGY - 0.3%
Energy Equipment & Services - 0.3%
Offshore Group Investment Ltd. 7.5% 11/1/19	$ 11,640	6,227
SAExploration Holdings, Inc. 10% 7/15/19	12,653	7,861
		14,088
TOTAL NONCONVERTIBLE BONDS (Cost $23,251)		14,088
Money Market Funds - 7.2%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	265,595,543	265,596
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	49,027,317	49,027
TOTAL MONEY MARKET FUNDS (Cost $314,623)		314,623
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $2,791,875)		4,440,246
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(54,667)
NET ASSETS - 100%		$ 4,385,579
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $73,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Station Holdco LLC unit	10/28/08 - 12/1/08	$ 4,745
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 342
Fidelity Securities Lending Cash Central Fund	2,145
Total	$ 2,487
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Gray Television, Inc.	$ 38,576	$ -	$ -	$ -	$ -
OMNOVA Solutions, Inc.	21,056	-	-	-	16,881
Total	$ 59,632	$ -	$ -	$ -	$ 16,881
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,103,893	$ 1,103,820	$ -	$ 73
Consumer Staples	67,387	67,387	-	-
Energy	267,510	267,510	-	-
Financials	496,512	496,512	-	-
Health Care	634,485	634,485	-	-
Industrials	417,082	417,082	-	-
Information Technology	414,557	414,557	-	-
Materials	608,719	608,716	-	3
Telecommunication Services	53,728	53,728	-	-
Utilities	47,662	47,662	-	-
Corporate Bonds	14,088	-	14,088	-
Money Market Funds	314,623	314,623	-	-
Total Investments in Securities:	$ 4,440,246	$ 4,426,082	$ 14,088	$ 76
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	84.1%
Netherlands	9.8%
Ireland	1.9%
United Kingdom	1.0%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $47,210) - See accompanying schedule: Unaffiliated issuers (cost $2,456,979)	$ 4,108,742
Fidelity Central Funds (cost $314,623)	314,623
Other affiliated issuers (cost $20,273)	16,881
Total Investments (cost $2,791,875)		$ 4,440,246
Receivable for fund shares sold		3,257
Dividends receivable		2,399
Interest receivable		274
Distributions receivable from Fidelity Central Funds		90
Other receivables		17
Total assets		4,446,283

Liabilities
Payable for fund shares redeemed	$ 7,420
Accrued management fee	2,207
Distribution and service plan fees payable	1,207
Other affiliated payables	782
Other payables and accrued expenses	61
Collateral on securities loaned, at value	49,027
Total liabilities		60,704

Net Assets		$ 4,385,579
Net Assets consist of:
Paid in capital		$ 2,853,681
Undistributed net investment income		10,573
Accumulated undistributed net realized gain (loss) on investments		(127,046)
Net unrealized appreciation (depreciation) on investments		1,648,371
Net Assets		$ 4,385,579

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2015
Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($1,514,220 ÷ 26,108.8 shares)	$ 58.00

Maximum offering price per share (100/94.25 of $58.00)	$ 61.54
Class T: Net Asset Value and redemption price per share ($890,910 ÷ 15,702.9 shares)	$ 56.74

Maximum offering price per share (100/96.50 of $56.74)	$ 58.80
Class B: Net Asset Value and offering price per share ($25,508 ÷ 472.6 shares)A	$ 53.97

Class C: Net Asset Value and offering price per share ($583,930 ÷ 10,798.0 shares)A	$ 54.08

Class I: Net Asset Value, offering price and redemption price per share ($1,330,038 ÷ 22,577.6 shares)	$ 58.91

Class Z: Net Asset Value, offering price and redemption price per share ($40,973 ÷ 694.9 shares)	$ 58.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2015
Investment Income
Dividends		$ 69,064
Interest		1,966
Income from Fidelity Central Funds		2,487
Total income		73,517

Expenses
Management fee	$ 27,550
Transfer agent fees	8,485
Distribution and service plan fees	15,179
Accounting and security lending fees	1,093
Custodian fees and expenses	43
Independent trustees' compensation	19
Registration fees	153
Audit	67
Legal	15
Miscellaneous	33
Total expenses before reductions	52,637
Expense reductions	(130)	52,507
Net investment income (loss)		21,010
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		216,169
Change in net unrealized appreciation (depreciation) on investment securities		(104,736)
Net gain (loss)		111,433
Net increase (decrease) in net assets resulting from operations		$ 132,443

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 21,010	$ 17,467
Net realized gain (loss)	216,169	14,835
Change in net unrealized appreciation (depreciation)	(104,736)	643,632
Net increase (decrease) in net assets resulting from operations	132,443	675,934
Distributions to shareholders from net investment income	(22,284)	(11,575)
Distributions to shareholders from net realized gain	(495)	-
Total distributions	(22,779)	(11,575)
Share transactions - net increase (decrease)	(460,915)	(1,727)
Total increase (decrease) in net assets	(351,251)	662,632

Net Assets
Beginning of period	4,736,830	4,074,198
End of period (including undistributed net investment income of $10,573 and undistributed net investment income of $12,465, respectively)	$ 4,385,579	$ 4,736,830

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 56.57	$ 48.63	$ 34.29	$ 35.01	$ 28.55
Income from Investment Operations
Net investment income (loss) C	.30	.26	.44F	.11	(.08)
Net realized and unrealized gain (loss)	1.43	7.84	13.94	(.51)	6.61
Total from investment operations	1.73	8.10	14.38	(.40)	6.53
Distributions from net investment income	(.29)	(.16)	(.04)	(.32)	(.01) G
Distributions from net realized gain	(.01)	-	-	-	(.06) G
Total distributions	(.30)	(.16)	(.04)	(.32)	(.07)
Net asset value, end of period	$ 58.00	$ 56.57	$ 48.63	$ 34.29	$ 35.01
Total ReturnA, B	3.06%	16.70%	41.95%	(1.04)%	22.88%
Ratios to Average Net Assets D, H
Expenses before reductions	1.07%	1.07%	1.11%	1.13%	1.13%
Expenses net of fee waivers, if any	1.07%	1.07%	1.11%	1.13%	1.13%
Expenses net of all reductions	1.07%	1.07%	1.10%	1.13%	1.12%
Net investment income (loss)	.53%	.49%	1.07% F	.33%	(.23)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,514	$ 1,750	$ 1,490	$ 1,106	$ 1,426
Portfolio turnover rateE	4%	9%	17%	30%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .84%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 55.35	$ 47.59	$ 33.60	$ 34.36	$ 28.05
Income from Investment Operations
Net investment income (loss) C	.16	.13	.34F	.03	(.15)
Net realized and unrealized gain (loss)	1.40	7.67	13.65	(.50)	6.48
Total from investment operations	1.56	7.80	13.99	(.47)	6.33
Distributions from net investment income	(.16)	(.04)	- I	(.29)	- G
Distributions from net realized gain	(.01)	-	-	-	(.02) G
Total distributions	(.17)	(.04)	- I	(.29)	(.02)
Net asset value, end of period	$ 56.74	$ 55.35	$ 47.59	$ 33.60	$ 34.36
Total ReturnA, B	2.82%	16.41%	41.65%	(1.26)%	22.58%
Ratios to Average Net Assets D, H
Expenses before reductions	1.31%	1.32%	1.34%	1.35%	1.35%
Expenses net of fee waivers, if any	1.31%	1.31%	1.34%	1.35%	1.35%
Expenses net of all reductions	1.31%	1.31%	1.33%	1.35%	1.35%
Net investment income (loss)	.29%	.25%	.85% F	.11%	(.45)%
Supplemental Data
Net assets, end of period (in millions)	$ 891	$ 1,007	$ 1,012	$ 753	$ 906
Portfolio turnover rateE	4%	9%	17%	30%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 52.79	$ 45.60	$ 32.38	$ 33.24	$ 27.27
Income from Investment Operations
Net investment income (loss) C	(.14)	(.15)	.10F	(.15)	(.33)
Net realized and unrealized gain (loss)	1.33	7.34	13.12	(.49)	6.30
Total from investment operations	1.19	7.19	13.22	(.64)	5.97
Distributions from net investment income	-	-	-	(.22)	-
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.01)	-	-	(.22)	-
Net asset value, end of period	$ 53.97	$ 52.79	$ 45.60	$ 32.38	$ 33.24
Total ReturnA, B	2.25%	15.77%	40.83%	(1.85)%	21.89%
Ratios to Average Net Assets D, G
Expenses before reductions	1.87%	1.87%	1.91%	1.94%	1.93%
Expenses net of fee waivers, if any	1.86%	1.87%	1.91%	1.94%	1.93%
Expenses net of all reductions	1.86%	1.87%	1.91%	1.93%	1.92%
Net investment income (loss)	(.26)%	(.31)%	.27% F	(.48)%	(1.03)%
Supplemental Data
Net assets, end of period (in millions)	$ 26	$ 54	$ 80	$ 84	$ 121
Portfolio turnover rateE	4%	9%	17%	30%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 52.87	$ 45.65	$ 32.40	$ 33.24	$ 27.26
Income from Investment Operations
Net investment income (loss) C	(.12)	(.13)	.13F	(.12)	(.31)
Net realized and unrealized gain (loss)	1.34	7.35	13.12	(.49)	6.29
Total from investment operations	1.22	7.22	13.25	(.61)	5.98
Distributions from net investment income	-	-	-	(.23)	-
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.01)	-	-	(.23)	-
Net asset value, end of period	$ 54.08	$ 52.87	$ 45.65	$ 32.40	$ 33.24
Total ReturnA, B	2.30%	15.82%	40.90%	(1.76)%	21.94%
Ratios to Average Net Assets D, G
Expenses before reductions	1.82%	1.82%	1.85%	1.87%	1.86%
Expenses net of fee waivers, if any	1.82%	1.82%	1.85%	1.87%	1.86%
Expenses net of all reductions	1.82%	1.82%	1.85%	1.86%	1.86%
Net investment income (loss)	(.22)%	(.26)%	.33% F	(.41)%	(.97)%
Supplemental Data
Net assets, end of period (in millions)	$ 584	$ 614	$ 527	$ 405	$ 522
Portfolio turnover rateE	4%	9%	17%	30%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .10%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 57.46	$ 49.39	$ 34.77	$ 35.44	$ 28.90
Income from Investment Operations
Net investment income (loss) B	.46	.40	.57E	.20	.02
Net realized and unrealized gain (loss)	1.45	7.95	14.13	(.52)	6.67
Total from investment operations	1.91	8.35	14.70	(.32)	6.69
Distributions from net investment income	(.45)	(.28)	(.08)	(.35)	(.05) F
Distributions from net realized gain	(.01)	-	-	-	(.10) F
Total distributions	(.46)	(.28)	(.08)	(.35)	(.15)
Net asset value, end of period	$ 58.91	$ 57.46	$ 49.39	$ 34.77	$ 35.44
Total Return A	3.33%	16.99%	42.34%	(.77)%	23.21%
Ratios to Average Net Assets C, G
Expenses before reductions	.81%	.82%	.84%	.86%	.85%
Expenses net of fee waivers, if any	.81%	.82%	.84%	.86%	.85%
Expenses net of all reductions	.81%	.81%	.84%	.85%	.85%
Net investment income (loss)	.79%	.75%	1.34% E	.60%	.04%
Supplemental Data
Net assets, end of period (in millions)	$ 1,330	$ 1,272	$ 965	$ 631	$ 694
Portfolio turnover rateD	4%	9%	17%	30%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended July 31,	2015	2014 G
Selected Per-Share Data
Net asset value, beginning of period	$ 57.51	$ 49.58
Income from Investment Operations
Net investment income (loss) D	.54	.48
Net realized and unrealized gain (loss)	1.44	7.77
Total from investment operations	1.98	8.25
Distributions from net investment income	(.52)	(.32)
Distributions from net realized gain	(.01)	-
Total distributions	(.53)	(.32)
Net asset value, end of period	$ 58.96	$ 57.51
Total ReturnB, C	3.45%	16.72%
Ratios to Average Net Assets E, H
Expenses before reductions	.68%	.68%A
Expenses net of fee waivers, if any	.68%	.68%A
Expenses net of all reductions	.68%	.68%A
Net investment income (loss)	.92%	.88%A
Supplemental Data
Net assets, end of period (in millions)	$ 41	$ 40
Portfolio turnover rateF	4%	9% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to July 31, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences primarily due to market discount, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,835,846
Gross unrealized depreciation	(184,770)
Net unrealized appreciation (depreciation) on securities	$ 1,651,076

Tax Cost	$ 2,789,170

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,924
Capital loss carryforward	$ (105,155)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,651,076

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (105,155)

The Fund intends to elect to defer to its next fiscal year $21,788 of capital losses recognized during the period November 1, 2014 to July 31, 2015.

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 22,779	$ 11,575

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $191,130 and $604,640, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 4,010	$ 61
Class T	.25%	.25%	4,763	-
Class B	.75%	.25%	386	290
Class C	.75%	.25%	6,020	542
			$ 15,179	$ 893

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 190
Class T	28
Class B*	10
Class C*	40
$ 268

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 3,039.19
Class T	1,739.18
Class B	91.23
Class C	1,136.19
Class I	2,459.18
Class Z	21.05
	$ 8,485

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,010. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent

Annual Report

7. Security Lending - continued

fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,145, including $157 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $12 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $18 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 37
Class T	23
Class B	1
Class C	13
Class I	26
$ 100

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014 A
From net investment income
Class A	$ 8,435	$ 5,026
Class T	2,856	905
Class I	10,623	5,634
Class Z	370	10
Total	$ 22,284	$ 11,575
From net realized gain
Class A	$ 169	$ -
Class T	104	-
Class B	5	-
Class C	68	-
Class I	145	-
Class Z	4	-
Total	$ 495	$ -

A Distributions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to July 31, 2014.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Class A
Shares sold	4,056	8,400	$ 231,293	$ 439,268
Reinvestment of distributions	144	94	8,240	4,657
Shares redeemed	(9,024)	(8,210)	(512,053)	(436,610)
Net increase (decrease)	(4,824)	284	$ (272,520)	$ 7,315
Class T
Shares sold	2,671	3,963	$ 149,297	$ 203,269
Reinvestment of distributions	50	18	2,784	845
Shares redeemed	(5,216)	(7,046)	(291,216)	(360,634)
Net increase (decrease)	(2,495)	(3,065)	$ (139,135)	$ (156,520)
Class B
Shares sold	13	15	$ 641	$ 708
Reinvestment of distributions	-**	-	4	-
Shares redeemed	(554)	(753)	(29,544)	(37,289)
Net increase (decrease)	(541)	(738)	$ (28,899)	$ (36,581)
Class C
Shares sold	963	1,696	$ 51,218	$ 83,424
Reinvestment of distributions	1	-	57	-
Shares redeemed	(1,777)	(1,619)	(94,541)	(79,990)
Net increase (decrease)	(813)	77	$ (43,266)	$ 3,434
Class I
Shares sold	7,621	8,523	$ 439,237	$ 459,603
Reinvestment of distributions	163	93	9,472	4,709
Shares redeemed	(7,343)	(6,027)	(425,464)	(321,354)
Net increase (decrease)	441	2,589	$ 23,245	$ 142,958
Class Z
Shares sold	416	758	$ 24,254	$ 40,956
Reinvestment of distributions	6	-*	374	10
Shares redeemed	(426)	(59)	(24,968)	(3,299)
Net increase (decrease)	(4)	699	$ (340)	$ 37,667

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to July 31, 2014.

* Amount represents one hundred eighty-seven shares.

** Amount represents eighty-one shares.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Leveraged Company Stock Fund (a fund of Fidelity Advisor Series I) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Leveraged Company Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Leveraged Company Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

ALSF-UANN-0915
1.786693.112
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments July 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Leveraged Company Stock

Fund - Class I
(formerly Institutional Class)

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
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To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	3.33%	16.04%	8.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Leveraged Company Stock Fund - Class I on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Tom Soviero: For the year, the fund's share classes posted a modest return. (For specific class-level results, please see the Performance section of this report.) Leveraged stocks underperformed the S&P 500® Index as investors moved away from riskier asset classes. Accordingly, the fund significantly lagged the benchmark S&P 500® but handily bested the -1.83% return of the Credit Suisse Leveraged Equity Index. Security selection within energy, an overweighting in the weak-performing materials group and positioning in consumer staples were among the biggest detractors versus the S&P. The most notable individual disappointment was LyondellBasell Industries, a Netherlands-based multinational plastics, chemicals and refining company, a sizable overweighting and the fund's largest holding. The stock got hit hard when oil prices crashed this past year. In energy, an out-of-index stake in Continental Resources and an overweighting in Hess, two exploration & production companies, hurt. By contrast, a significant overweighting in the top-performing consumer discretionary sector helped relative performance, but was largely offset by disappointing security selection. Bright spots here, however, included an out-of-index stake in funeral-services provider Service Corporation International, which climbed amid better-than-expected financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Class A	1.06%
Actual		$ 1,000.00	$ 1,070.90	$ 5.44
Hypothetical A		$ 1,000.00	$ 1,019.54	$ 5.31
Class T	1.30%
Actual		$ 1,000.00	$ 1,069.60	$ 6.67
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.51
Class B	1.85%
Actual		$ 1,000.00	$ 1,066.60	$ 9.48
HypotheticalA		$ 1,000.00	$ 1,015.62	$ 9.25
Class C	1.81%
Actual		$ 1,000.00	$ 1,066.90	$ 9.28
HypotheticalA		$ 1,000.00	$ 1,015.82	$ 9.05
Class I	.80%
Actual		$ 1,000.00	$ 1,072.30	$ 4.11
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Class Z	.67%
Actual		$ 1,000.00	$ 1,073.00	$ 3.44
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	8.9	7.5
Service Corp. International	6.0	4.6
Boston Scientific Corp.	3.2	2.7
WestRock Co.	3.0	3.2
Bank of America Corp.	2.8	2.4
Delta Air Lines, Inc.	2.5	3.2
Ford Motor Co.	2.4	2.4
Comcast Corp. Class A	2.3	3.7
General Motors Co.	2.2	2.2
HCA Holdings, Inc.	2.1	1.6
	35.4
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.2	24.4
Health Care	14.5	12.3
Materials	13.9	13.0
Financials	11.3	11.4
Industrials	9.5	11.7
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 93.7%		Stocks 94.4%
	Bonds 0.3%		Bonds 0.3%
	Short-Term Investments and Net Other Assets (Liabilities) 6.0%		Short-Term Investments and Net Other Assets (Liabilities) 5.3%
* Foreign investments	15.9%	** Foreign investments	14.3%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 25.2%
Auto Components - 1.5%
Delphi Automotive PLC	446,000	$ 34,824
Tenneco, Inc. (a)	630,300	31,395
		66,219
Automobiles - 4.9%
Ford Motor Co.	7,095,667	105,229
General Motors Co.	2,976,872	93,801
General Motors Co.:
warrants 7/10/16 (a)	395,121	8,693
warrants 7/10/19 (a)	395,121	5,812
		213,535
Diversified Consumer Services - 6.0%
Service Corp. International	8,671,767	264,576
Hotels, Restaurants & Leisure - 0.7%
ARAMARK Holdings Corp.	849,156	27,020
Penn National Gaming, Inc. (a)	297,660	5,679
Station Holdco LLC unit (a)(f)(g)	116,342	73
		32,772
Household Durables - 2.7%
Hovnanian Enterprises, Inc. Class A (a)(d)	1,181,000	2,386
Lennar Corp. Class A	576,600	30,583
Newell Rubbermaid, Inc.	1,935,853	83,784
		116,753
Media - 6.7%
AMC Networks, Inc. Class A (a)	389,700	32,821
Cinemark Holdings, Inc.	2,129,655	84,036
Comcast Corp. Class A	1,588,566	99,142
Gray Television, Inc. (a)	3,167,163	53,493
Nexstar Broadcasting Group, Inc. Class A	394,502	22,629
		292,121
Specialty Retail - 2.7%
Asbury Automotive Group, Inc. (a)	314,878	27,804
GameStop Corp. Class A (d)	1,340,675	61,470
Sally Beauty Holdings, Inc. (a)	961,500	28,643
		117,917
TOTAL CONSUMER DISCRETIONARY		1,103,893
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 1.5%
Food Products - 1.1%
ConAgra Foods, Inc.	438,800	$ 19,334
Darling International, Inc. (a)	2,452,617	31,516
		50,850
Personal Products - 0.4%
Revlon, Inc. (a)	459,739	16,537
TOTAL CONSUMER STAPLES		67,387
ENERGY - 6.1%
Energy Equipment & Services - 1.5%
Ensco PLC Class A	90,000	1,492
Halliburton Co.	943,707	39,438
Noble Corp. (d)	753,990	9,010
Oil States International, Inc. (a)	203,434	6,125
Schlumberger Ltd.	90,600	7,503
Transocean Ltd. (United States) (d)	316,300	4,194
		67,762
Oil, Gas & Consumable Fuels - 4.6%
Continental Resources, Inc. (a)	720,726	24,079
Hess Corp.	783,890	46,257
QEP Resources, Inc.	795,900	11,047
Range Resources Corp.	202,800	7,978
Valero Energy Corp.	1,003,334	65,819
Western Refining, Inc.	393,586	17,381
Whiting Petroleum Corp. (a)	1,326,818	27,187
		199,748
TOTAL ENERGY		267,510
FINANCIALS - 11.1%
Banks - 8.3%
Bank of America Corp.	6,881,001	123,032
Barclays PLC sponsored ADR	1,945,679	34,983
CIT Group, Inc.	170,690	8,029
Citigroup, Inc.	1,110,553	64,923
Huntington Bancshares, Inc.	4,566,320	53,289
Regions Financial Corp.	4,218,220	43,827
SunTrust Banks, Inc.	836,400	37,086
		365,169
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - 0.0%
Motors Liquidation Co. GUC Trust (a)	100,812	$ 1,714
Consumer Finance - 0.9%
American Express Co.	515,752	39,228
Insurance - 0.5%
Lincoln National Corp.	360,400	20,298
Real Estate Investment Trusts - 0.9%
Gaming & Leisure Properties	355,926	11,657
Host Hotels & Resorts, Inc.	832,331	16,131
Sabra Health Care REIT, Inc.	452,492	12,376
		40,164
Real Estate Management & Development - 0.4%
Realogy Holdings Corp. (a)	369,860	16,836
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. (a)	328,300	3,634
TOTAL FINANCIALS		487,043
HEALTH CARE - 14.5%
Health Care Equipment & Supplies - 3.7%
Boston Scientific Corp. (a)	8,034,144	139,312
Medtronic PLC	273,726	21,457
		160,769
Health Care Providers & Services - 7.3%
Community Health Systems, Inc. (a)	1,152,373	67,425
DaVita HealthCare Partners, Inc. (a)	464,906	36,742
HCA Holdings, Inc. (a)	998,521	92,872
Tenet Healthcare Corp. (a)	1,339,963	75,440
Universal Health Services, Inc. Class B	317,795	46,153
		318,632
Life Sciences Tools & Services - 0.5%
PRA Health Sciences, Inc.	574,700	24,132
Pharmaceuticals - 3.0%
Johnson & Johnson	127,900	12,817
Merck & Co., Inc.	1,321,200	77,898
Sanofi SA sponsored ADR	745,266	40,237
		130,952
TOTAL HEALTH CARE		634,485
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 9.5%
Aerospace & Defense - 2.0%
Honeywell International, Inc.	387,924	$ 40,751
Huntington Ingalls Industries, Inc.	196,360	23,055
Textron, Inc.	497,300	21,732
		85,538
Airlines - 3.6%
American Airlines Group, Inc.	791,900	31,755
Delta Air Lines, Inc.	2,405,020	106,639
Southwest Airlines Co.	478,033	17,305
		155,699
Building Products - 0.6%
Allegion PLC	201,992	12,770
Armstrong World Industries, Inc. (a)	240,781	14,086
		26,856
Commercial Services & Supplies - 0.8%
Civeo Corp.	406,868	871
Deluxe Corp.	380,287	24,502
Tyco International Ltd.	267,791	10,173
		35,546
Electrical Equipment - 0.5%
Emerson Electric Co.	136,500	7,064
Generac Holdings, Inc. (a)(d)	373,058	13,083
		20,147
Industrial Conglomerates - 0.5%
General Electric Co.	896,117	23,389
Machinery - 0.9%
Ingersoll-Rand PLC	605,977	37,207
Pentair PLC	64,254	3,907
		41,114
Marine - 0.2%
Genco Shipping & Trading Ltd. (a)	450,397	3,274
Genco Shipping & Trading Ltd. (a)	6,623	48
Navios Maritime Holdings, Inc. (d)	1,788,039	6,616
		9,938
Road & Rail - 0.2%
Hertz Global Holdings, Inc. (a)	583,000	9,905
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
United Rentals, Inc. (a)	133,600	$ 8,950
TOTAL INDUSTRIALS		417,082
INFORMATION TECHNOLOGY - 9.4%
Communications Equipment - 1.3%
Cisco Systems, Inc.	1,982,651	56,347
Electronic Equipment & Components - 1.4%
Avnet, Inc.	489,587	20,430
Belden, Inc.	455,836	26,999
Corning, Inc.	605,400	11,309
TTM Technologies, Inc. (a)	311,991	2,848
		61,586
Internet Software & Services - 0.3%
VeriSign, Inc. (a)(d)	194,300	13,784
IT Services - 0.2%
Global Cash Access Holdings, Inc. (a)	1,683,900	8,504
Semiconductors & Semiconductor Equipment - 3.3%
Freescale Semiconductor, Inc. (a)	939,600	37,462
Intersil Corp. Class A	1,177,013	13,100
Micron Technology, Inc. (a)	1,890,455	34,992
NXP Semiconductors NV (a)	403,936	39,178
ON Semiconductor Corp. (a)	1,968,594	20,906
		145,638
Software - 1.7%
Citrix Systems, Inc. (a)	190,801	14,426
Microsoft Corp.	1,258,432	58,769
		73,195
Technology Hardware, Storage & Peripherals - 1.2%
EMC Corp.	1,160,700	31,211
NCR Corp. (a)	882,069	24,292
		55,503
TOTAL INFORMATION TECHNOLOGY		414,557
MATERIALS - 13.9%
Chemicals - 9.6%
H.B. Fuller Co.	380,376	15,238
LyondellBasell Industries NV Class A	4,142,190	388,662
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
OMNOVA Solutions, Inc. (a)(e)	2,609,132	$ 16,881
Phosphate Holdings, Inc. (a)	192,500	13
		420,794
Containers & Packaging - 3.5%
Sealed Air Corp.	378,366	20,118
WestRock Co.	2,125,302	134,022
		154,140
Metals & Mining - 0.1%
Ormet Corp. (a)	650,000	3
TimkenSteel Corp.	93,783	1,747
		1,750
Paper & Forest Products - 0.7%
Louisiana-Pacific Corp. (a)	1,221,110	17,999
Neenah Paper, Inc.	231,700	14,036
		32,035
TOTAL MATERIALS		608,719
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
Frontier Communications Corp. (d)	4,666,144	22,024
Intelsat SA (a)	855,300	8,134
Level 3 Communications, Inc. (a)	466,741	23,570
		53,728
UTILITIES - 1.1%
Electric Utilities - 0.3%
FirstEnergy Corp.	341,796	11,607
Independent Power and Renewable Electricity Producers - 0.8%
Calpine Corp. (a)	1,970,200	36,055
TOTAL UTILITIES		47,662
TOTAL COMMON STOCKS (Cost $2,444,976)		4,102,066
Nonconvertible Preferred Stocks - 0.2%
	Shares	Value (000s)
FINANCIALS - 0.2%
Capital Markets - 0.2%
GMAC Capital Trust I Series 2, 8.125% (Cost $9,025)	360,987	$ 9,469
Nonconvertible Bonds - 0.3%
	Principal Amount (000s)
ENERGY - 0.3%
Energy Equipment & Services - 0.3%
Offshore Group Investment Ltd. 7.5% 11/1/19	$ 11,640	6,227
SAExploration Holdings, Inc. 10% 7/15/19	12,653	7,861
		14,088
TOTAL NONCONVERTIBLE BONDS (Cost $23,251)		14,088
Money Market Funds - 7.2%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	265,595,543	265,596
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	49,027,317	49,027
TOTAL MONEY MARKET FUNDS (Cost $314,623)		314,623
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $2,791,875)		4,440,246
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(54,667)
NET ASSETS - 100%		$ 4,385,579
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $73,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Station Holdco LLC unit	10/28/08 - 12/1/08	$ 4,745
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 342
Fidelity Securities Lending Cash Central Fund	2,145
Total	$ 2,487
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Gray Television, Inc.	$ 38,576	$ -	$ -	$ -	$ -
OMNOVA Solutions, Inc.	21,056	-	-	-	16,881
Total	$ 59,632	$ -	$ -	$ -	$ 16,881
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,103,893	$ 1,103,820	$ -	$ 73
Consumer Staples	67,387	67,387	-	-
Energy	267,510	267,510	-	-
Financials	496,512	496,512	-	-
Health Care	634,485	634,485	-	-
Industrials	417,082	417,082	-	-
Information Technology	414,557	414,557	-	-
Materials	608,719	608,716	-	3
Telecommunication Services	53,728	53,728	-	-
Utilities	47,662	47,662	-	-
Corporate Bonds	14,088	-	14,088	-
Money Market Funds	314,623	314,623	-	-
Total Investments in Securities:	$ 4,440,246	$ 4,426,082	$ 14,088	$ 76
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	84.1%
Netherlands	9.8%
Ireland	1.9%
United Kingdom	1.0%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $47,210) - See accompanying schedule: Unaffiliated issuers (cost $2,456,979)	$ 4,108,742
Fidelity Central Funds (cost $314,623)	314,623
Other affiliated issuers (cost $20,273)	16,881
Total Investments (cost $2,791,875)		$ 4,440,246
Receivable for fund shares sold		3,257
Dividends receivable		2,399
Interest receivable		274
Distributions receivable from Fidelity Central Funds		90
Other receivables		17
Total assets		4,446,283

Liabilities
Payable for fund shares redeemed	$ 7,420
Accrued management fee	2,207
Distribution and service plan fees payable	1,207
Other affiliated payables	782
Other payables and accrued expenses	61
Collateral on securities loaned, at value	49,027
Total liabilities		60,704

Net Assets		$ 4,385,579
Net Assets consist of:
Paid in capital		$ 2,853,681
Undistributed net investment income		10,573
Accumulated undistributed net realized gain (loss) on investments		(127,046)
Net unrealized appreciation (depreciation) on investments		1,648,371
Net Assets		$ 4,385,579

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2015
Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($1,514,220 ÷ 26,108.8 shares)	$ 58.00

Maximum offering price per share (100/94.25 of $58.00)	$ 61.54
Class T: Net Asset Value and redemption price per share ($890,910 ÷ 15,702.9 shares)	$ 56.74

Maximum offering price per share (100/96.50 of $56.74)	$ 58.80
Class B: Net Asset Value and offering price per share ($25,508 ÷ 472.6 shares)A	$ 53.97

Class C: Net Asset Value and offering price per share ($583,930 ÷ 10,798.0 shares)A	$ 54.08

Class I: Net Asset Value, offering price and redemption price per share ($1,330,038 ÷ 22,577.6 shares)	$ 58.91

Class Z: Net Asset Value, offering price and redemption price per share ($40,973 ÷ 694.9 shares)	$ 58.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2015
Investment Income
Dividends		$ 69,064
Interest		1,966
Income from Fidelity Central Funds		2,487
Total income		73,517

Expenses
Management fee	$ 27,550
Transfer agent fees	8,485
Distribution and service plan fees	15,179
Accounting and security lending fees	1,093
Custodian fees and expenses	43
Independent trustees' compensation	19
Registration fees	153
Audit	67
Legal	15
Miscellaneous	33
Total expenses before reductions	52,637
Expense reductions	(130)	52,507
Net investment income (loss)		21,010
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		216,169
Change in net unrealized appreciation (depreciation) on investment securities		(104,736)
Net gain (loss)		111,433
Net increase (decrease) in net assets resulting from operations		$ 132,443

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 21,010	$ 17,467
Net realized gain (loss)	216,169	14,835
Change in net unrealized appreciation (depreciation)	(104,736)	643,632
Net increase (decrease) in net assets resulting from operations	132,443	675,934
Distributions to shareholders from net investment income	(22,284)	(11,575)
Distributions to shareholders from net realized gain	(495)	-
Total distributions	(22,779)	(11,575)
Share transactions - net increase (decrease)	(460,915)	(1,727)
Total increase (decrease) in net assets	(351,251)	662,632

Net Assets
Beginning of period	4,736,830	4,074,198
End of period (including undistributed net investment income of $10,573 and undistributed net investment income of $12,465, respectively)	$ 4,385,579	$ 4,736,830

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 56.57	$ 48.63	$ 34.29	$ 35.01	$ 28.55
Income from Investment Operations
Net investment income (loss) C	.30	.26	.44F	.11	(.08)
Net realized and unrealized gain (loss)	1.43	7.84	13.94	(.51)	6.61
Total from investment operations	1.73	8.10	14.38	(.40)	6.53
Distributions from net investment income	(.29)	(.16)	(.04)	(.32)	(.01) G
Distributions from net realized gain	(.01)	-	-	-	(.06) G
Total distributions	(.30)	(.16)	(.04)	(.32)	(.07)
Net asset value, end of period	$ 58.00	$ 56.57	$ 48.63	$ 34.29	$ 35.01
Total ReturnA, B	3.06%	16.70%	41.95%	(1.04)%	22.88%
Ratios to Average Net Assets D, H
Expenses before reductions	1.07%	1.07%	1.11%	1.13%	1.13%
Expenses net of fee waivers, if any	1.07%	1.07%	1.11%	1.13%	1.13%
Expenses net of all reductions	1.07%	1.07%	1.10%	1.13%	1.12%
Net investment income (loss)	.53%	.49%	1.07% F	.33%	(.23)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,514	$ 1,750	$ 1,490	$ 1,106	$ 1,426
Portfolio turnover rateE	4%	9%	17%	30%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .84%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 55.35	$ 47.59	$ 33.60	$ 34.36	$ 28.05
Income from Investment Operations
Net investment income (loss) C	.16	.13	.34F	.03	(.15)
Net realized and unrealized gain (loss)	1.40	7.67	13.65	(.50)	6.48
Total from investment operations	1.56	7.80	13.99	(.47)	6.33
Distributions from net investment income	(.16)	(.04)	- I	(.29)	- G
Distributions from net realized gain	(.01)	-	-	-	(.02) G
Total distributions	(.17)	(.04)	- I	(.29)	(.02)
Net asset value, end of period	$ 56.74	$ 55.35	$ 47.59	$ 33.60	$ 34.36
Total ReturnA, B	2.82%	16.41%	41.65%	(1.26)%	22.58%
Ratios to Average Net Assets D, H
Expenses before reductions	1.31%	1.32%	1.34%	1.35%	1.35%
Expenses net of fee waivers, if any	1.31%	1.31%	1.34%	1.35%	1.35%
Expenses net of all reductions	1.31%	1.31%	1.33%	1.35%	1.35%
Net investment income (loss)	.29%	.25%	.85% F	.11%	(.45)%
Supplemental Data
Net assets, end of period (in millions)	$ 891	$ 1,007	$ 1,012	$ 753	$ 906
Portfolio turnover rateE	4%	9%	17%	30%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 52.79	$ 45.60	$ 32.38	$ 33.24	$ 27.27
Income from Investment Operations
Net investment income (loss) C	(.14)	(.15)	.10F	(.15)	(.33)
Net realized and unrealized gain (loss)	1.33	7.34	13.12	(.49)	6.30
Total from investment operations	1.19	7.19	13.22	(.64)	5.97
Distributions from net investment income	-	-	-	(.22)	-
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.01)	-	-	(.22)	-
Net asset value, end of period	$ 53.97	$ 52.79	$ 45.60	$ 32.38	$ 33.24
Total ReturnA, B	2.25%	15.77%	40.83%	(1.85)%	21.89%
Ratios to Average Net Assets D, G
Expenses before reductions	1.87%	1.87%	1.91%	1.94%	1.93%
Expenses net of fee waivers, if any	1.86%	1.87%	1.91%	1.94%	1.93%
Expenses net of all reductions	1.86%	1.87%	1.91%	1.93%	1.92%
Net investment income (loss)	(.26)%	(.31)%	.27% F	(.48)%	(1.03)%
Supplemental Data
Net assets, end of period (in millions)	$ 26	$ 54	$ 80	$ 84	$ 121
Portfolio turnover rateE	4%	9%	17%	30%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 52.87	$ 45.65	$ 32.40	$ 33.24	$ 27.26
Income from Investment Operations
Net investment income (loss) C	(.12)	(.13)	.13F	(.12)	(.31)
Net realized and unrealized gain (loss)	1.34	7.35	13.12	(.49)	6.29
Total from investment operations	1.22	7.22	13.25	(.61)	5.98
Distributions from net investment income	-	-	-	(.23)	-
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.01)	-	-	(.23)	-
Net asset value, end of period	$ 54.08	$ 52.87	$ 45.65	$ 32.40	$ 33.24
Total ReturnA, B	2.30%	15.82%	40.90%	(1.76)%	21.94%
Ratios to Average Net Assets D, G
Expenses before reductions	1.82%	1.82%	1.85%	1.87%	1.86%
Expenses net of fee waivers, if any	1.82%	1.82%	1.85%	1.87%	1.86%
Expenses net of all reductions	1.82%	1.82%	1.85%	1.86%	1.86%
Net investment income (loss)	(.22)%	(.26)%	.33% F	(.41)%	(.97)%
Supplemental Data
Net assets, end of period (in millions)	$ 584	$ 614	$ 527	$ 405	$ 522
Portfolio turnover rateE	4%	9%	17%	30%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .10%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 57.46	$ 49.39	$ 34.77	$ 35.44	$ 28.90
Income from Investment Operations
Net investment income (loss) B	.46	.40	.57E	.20	.02
Net realized and unrealized gain (loss)	1.45	7.95	14.13	(.52)	6.67
Total from investment operations	1.91	8.35	14.70	(.32)	6.69
Distributions from net investment income	(.45)	(.28)	(.08)	(.35)	(.05) F
Distributions from net realized gain	(.01)	-	-	-	(.10) F
Total distributions	(.46)	(.28)	(.08)	(.35)	(.15)
Net asset value, end of period	$ 58.91	$ 57.46	$ 49.39	$ 34.77	$ 35.44
Total Return A	3.33%	16.99%	42.34%	(.77)%	23.21%
Ratios to Average Net Assets C, G
Expenses before reductions	.81%	.82%	.84%	.86%	.85%
Expenses net of fee waivers, if any	.81%	.82%	.84%	.86%	.85%
Expenses net of all reductions	.81%	.81%	.84%	.85%	.85%
Net investment income (loss)	.79%	.75%	1.34% E	.60%	.04%
Supplemental Data
Net assets, end of period (in millions)	$ 1,330	$ 1,272	$ 965	$ 631	$ 694
Portfolio turnover rateD	4%	9%	17%	30%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended July 31,	2015	2014 G
Selected Per-Share Data
Net asset value, beginning of period	$ 57.51	$ 49.58
Income from Investment Operations
Net investment income (loss) D	.54	.48
Net realized and unrealized gain (loss)	1.44	7.77
Total from investment operations	1.98	8.25
Distributions from net investment income	(.52)	(.32)
Distributions from net realized gain	(.01)	-
Total distributions	(.53)	(.32)
Net asset value, end of period	$ 58.96	$ 57.51
Total ReturnB, C	3.45%	16.72%
Ratios to Average Net Assets E, H
Expenses before reductions	.68%	.68%A
Expenses net of fee waivers, if any	.68%	.68%A
Expenses net of all reductions	.68%	.68%A
Net investment income (loss)	.92%	.88%A
Supplemental Data
Net assets, end of period (in millions)	$ 41	$ 40
Portfolio turnover rateF	4%	9% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to July 31, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences primarily due to market discount, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,835,846
Gross unrealized depreciation	(184,770)
Net unrealized appreciation (depreciation) on securities	$ 1,651,076

Tax Cost	$ 2,789,170

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,924
Capital loss carryforward	$ (105,155)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,651,076

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (105,155)

The Fund intends to elect to defer to its next fiscal year $21,788 of capital losses recognized during the period November 1, 2014 to July 31, 2015.

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 22,779	$ 11,575

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $191,130 and $604,640, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 4,010	$ 61
Class T	.25%	.25%	4,763	-
Class B	.75%	.25%	386	290
Class C	.75%	.25%	6,020	542
			$ 15,179	$ 893

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 190
Class T	28
Class B*	10
Class C*	40
$ 268

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 3,039.19
Class T	1,739.18
Class B	91.23
Class C	1,136.19
Class I	2,459.18
Class Z	21.05
	$ 8,485

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,010. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent

Annual Report

7. Security Lending - continued

fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,145, including $157 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $12 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $18 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 37
Class T	23
Class B	1
Class C	13
Class I	26
$ 100

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014 A
From net investment income
Class A	$ 8,435	$ 5,026
Class T	2,856	905
Class I	10,623	5,634
Class Z	370	10
Total	$ 22,284	$ 11,575
From net realized gain
Class A	$ 169	$ -
Class T	104	-
Class B	5	-
Class C	68	-
Class I	145	-
Class Z	4	-
Total	$ 495	$ -

A Distributions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to July 31, 2014.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Class A
Shares sold	4,056	8,400	$ 231,293	$ 439,268
Reinvestment of distributions	144	94	8,240	4,657
Shares redeemed	(9,024)	(8,210)	(512,053)	(436,610)
Net increase (decrease)	(4,824)	284	$ (272,520)	$ 7,315
Class T
Shares sold	2,671	3,963	$ 149,297	$ 203,269
Reinvestment of distributions	50	18	2,784	845
Shares redeemed	(5,216)	(7,046)	(291,216)	(360,634)
Net increase (decrease)	(2,495)	(3,065)	$ (139,135)	$ (156,520)
Class B
Shares sold	13	15	$ 641	$ 708
Reinvestment of distributions	-**	-	4	-
Shares redeemed	(554)	(753)	(29,544)	(37,289)
Net increase (decrease)	(541)	(738)	$ (28,899)	$ (36,581)
Class C
Shares sold	963	1,696	$ 51,218	$ 83,424
Reinvestment of distributions	1	-	57	-
Shares redeemed	(1,777)	(1,619)	(94,541)	(79,990)
Net increase (decrease)	(813)	77	$ (43,266)	$ 3,434
Class I
Shares sold	7,621	8,523	$ 439,237	$ 459,603
Reinvestment of distributions	163	93	9,472	4,709
Shares redeemed	(7,343)	(6,027)	(425,464)	(321,354)
Net increase (decrease)	441	2,589	$ 23,245	$ 142,958
Class Z
Shares sold	416	758	$ 24,254	$ 40,956
Reinvestment of distributions	6	-*	374	10
Shares redeemed	(426)	(59)	(24,968)	(3,299)
Net increase (decrease)	(4)	699	$ (340)	$ 37,667

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to July 31, 2014.

* Amount represents one hundred eighty-seven shares.

** Amount represents eighty-one shares.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Leveraged Company Stock Fund (a fund of Fidelity Advisor Series I) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class I designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Leveraged Company Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Leveraged Company Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

ALSFI-UANN-0915
1.786694.112
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments July 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Leveraged Company Stock

Fund - Class Z

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class Z A	3.45%	16.10%	8.89%

A The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013 are those of Institutional Class.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Leveraged Company Stock Fund - Class Z on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Class Z.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Tom Soviero: For the year, the fund's share classes posted a modest return. (For specific class-level results, please see the Performance section of this report.) Leveraged stocks underperformed the S&P 500® Index as investors moved away from riskier asset classes. Accordingly, the fund significantly lagged the benchmark S&P 500® but handily bested the -1.83% return of the Credit Suisse Leveraged Equity Index. Security selection within energy, an overweighting in the weak-performing materials group and positioning in consumer staples were among the biggest detractors versus the S&P. The most notable individual disappointment was LyondellBasell Industries, a Netherlands-based multinational plastics, chemicals and refining company, a sizable overweighting and the fund's largest holding. The stock got hit hard when oil prices crashed this past year. In energy, an out-of-index stake in Continental Resources and an overweighting in Hess, two exploration & production companies, hurt. By contrast, a significant overweighting in the top-performing consumer discretionary sector helped relative performance, but was largely offset by disappointing security selection. Bright spots here, however, included an out-of-index stake in funeral-services provider Service Corporation International, which climbed amid better-than-expected financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Class A	1.06%
Actual		$ 1,000.00	$ 1,070.90	$ 5.44
Hypothetical A		$ 1,000.00	$ 1,019.54	$ 5.31
Class T	1.30%
Actual		$ 1,000.00	$ 1,069.60	$ 6.67
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.51
Class B	1.85%
Actual		$ 1,000.00	$ 1,066.60	$ 9.48
HypotheticalA		$ 1,000.00	$ 1,015.62	$ 9.25
Class C	1.81%
Actual		$ 1,000.00	$ 1,066.90	$ 9.28
HypotheticalA		$ 1,000.00	$ 1,015.82	$ 9.05
Class I	.80%
Actual		$ 1,000.00	$ 1,072.30	$ 4.11
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Class Z	.67%
Actual		$ 1,000.00	$ 1,073.00	$ 3.44
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	8.9	7.5
Service Corp. International	6.0	4.6
Boston Scientific Corp.	3.2	2.7
WestRock Co.	3.0	3.2
Bank of America Corp.	2.8	2.4
Delta Air Lines, Inc.	2.5	3.2
Ford Motor Co.	2.4	2.4
Comcast Corp. Class A	2.3	3.7
General Motors Co.	2.2	2.2
HCA Holdings, Inc.	2.1	1.6
	35.4
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.2	24.4
Health Care	14.5	12.3
Materials	13.9	13.0
Financials	11.3	11.4
Industrials	9.5	11.7
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 93.7%		Stocks 94.4%
	Bonds 0.3%		Bonds 0.3%
	Short-Term Investments and Net Other Assets (Liabilities) 6.0%		Short-Term Investments and Net Other Assets (Liabilities) 5.3%
* Foreign investments	15.9%	** Foreign investments	14.3%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 25.2%
Auto Components - 1.5%
Delphi Automotive PLC	446,000	$ 34,824
Tenneco, Inc. (a)	630,300	31,395
		66,219
Automobiles - 4.9%
Ford Motor Co.	7,095,667	105,229
General Motors Co.	2,976,872	93,801
General Motors Co.:
warrants 7/10/16 (a)	395,121	8,693
warrants 7/10/19 (a)	395,121	5,812
		213,535
Diversified Consumer Services - 6.0%
Service Corp. International	8,671,767	264,576
Hotels, Restaurants & Leisure - 0.7%
ARAMARK Holdings Corp.	849,156	27,020
Penn National Gaming, Inc. (a)	297,660	5,679
Station Holdco LLC unit (a)(f)(g)	116,342	73
		32,772
Household Durables - 2.7%
Hovnanian Enterprises, Inc. Class A (a)(d)	1,181,000	2,386
Lennar Corp. Class A	576,600	30,583
Newell Rubbermaid, Inc.	1,935,853	83,784
		116,753
Media - 6.7%
AMC Networks, Inc. Class A (a)	389,700	32,821
Cinemark Holdings, Inc.	2,129,655	84,036
Comcast Corp. Class A	1,588,566	99,142
Gray Television, Inc. (a)	3,167,163	53,493
Nexstar Broadcasting Group, Inc. Class A	394,502	22,629
		292,121
Specialty Retail - 2.7%
Asbury Automotive Group, Inc. (a)	314,878	27,804
GameStop Corp. Class A (d)	1,340,675	61,470
Sally Beauty Holdings, Inc. (a)	961,500	28,643
		117,917
TOTAL CONSUMER DISCRETIONARY		1,103,893
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 1.5%
Food Products - 1.1%
ConAgra Foods, Inc.	438,800	$ 19,334
Darling International, Inc. (a)	2,452,617	31,516
		50,850
Personal Products - 0.4%
Revlon, Inc. (a)	459,739	16,537
TOTAL CONSUMER STAPLES		67,387
ENERGY - 6.1%
Energy Equipment & Services - 1.5%
Ensco PLC Class A	90,000	1,492
Halliburton Co.	943,707	39,438
Noble Corp. (d)	753,990	9,010
Oil States International, Inc. (a)	203,434	6,125
Schlumberger Ltd.	90,600	7,503
Transocean Ltd. (United States) (d)	316,300	4,194
		67,762
Oil, Gas & Consumable Fuels - 4.6%
Continental Resources, Inc. (a)	720,726	24,079
Hess Corp.	783,890	46,257
QEP Resources, Inc.	795,900	11,047
Range Resources Corp.	202,800	7,978
Valero Energy Corp.	1,003,334	65,819
Western Refining, Inc.	393,586	17,381
Whiting Petroleum Corp. (a)	1,326,818	27,187
		199,748
TOTAL ENERGY		267,510
FINANCIALS - 11.1%
Banks - 8.3%
Bank of America Corp.	6,881,001	123,032
Barclays PLC sponsored ADR	1,945,679	34,983
CIT Group, Inc.	170,690	8,029
Citigroup, Inc.	1,110,553	64,923
Huntington Bancshares, Inc.	4,566,320	53,289
Regions Financial Corp.	4,218,220	43,827
SunTrust Banks, Inc.	836,400	37,086
		365,169
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - 0.0%
Motors Liquidation Co. GUC Trust (a)	100,812	$ 1,714
Consumer Finance - 0.9%
American Express Co.	515,752	39,228
Insurance - 0.5%
Lincoln National Corp.	360,400	20,298
Real Estate Investment Trusts - 0.9%
Gaming & Leisure Properties	355,926	11,657
Host Hotels & Resorts, Inc.	832,331	16,131
Sabra Health Care REIT, Inc.	452,492	12,376
		40,164
Real Estate Management & Development - 0.4%
Realogy Holdings Corp. (a)	369,860	16,836
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. (a)	328,300	3,634
TOTAL FINANCIALS		487,043
HEALTH CARE - 14.5%
Health Care Equipment & Supplies - 3.7%
Boston Scientific Corp. (a)	8,034,144	139,312
Medtronic PLC	273,726	21,457
		160,769
Health Care Providers & Services - 7.3%
Community Health Systems, Inc. (a)	1,152,373	67,425
DaVita HealthCare Partners, Inc. (a)	464,906	36,742
HCA Holdings, Inc. (a)	998,521	92,872
Tenet Healthcare Corp. (a)	1,339,963	75,440
Universal Health Services, Inc. Class B	317,795	46,153
		318,632
Life Sciences Tools & Services - 0.5%
PRA Health Sciences, Inc.	574,700	24,132
Pharmaceuticals - 3.0%
Johnson & Johnson	127,900	12,817
Merck & Co., Inc.	1,321,200	77,898
Sanofi SA sponsored ADR	745,266	40,237
		130,952
TOTAL HEALTH CARE		634,485
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 9.5%
Aerospace & Defense - 2.0%
Honeywell International, Inc.	387,924	$ 40,751
Huntington Ingalls Industries, Inc.	196,360	23,055
Textron, Inc.	497,300	21,732
		85,538
Airlines - 3.6%
American Airlines Group, Inc.	791,900	31,755
Delta Air Lines, Inc.	2,405,020	106,639
Southwest Airlines Co.	478,033	17,305
		155,699
Building Products - 0.6%
Allegion PLC	201,992	12,770
Armstrong World Industries, Inc. (a)	240,781	14,086
		26,856
Commercial Services & Supplies - 0.8%
Civeo Corp.	406,868	871
Deluxe Corp.	380,287	24,502
Tyco International Ltd.	267,791	10,173
		35,546
Electrical Equipment - 0.5%
Emerson Electric Co.	136,500	7,064
Generac Holdings, Inc. (a)(d)	373,058	13,083
		20,147
Industrial Conglomerates - 0.5%
General Electric Co.	896,117	23,389
Machinery - 0.9%
Ingersoll-Rand PLC	605,977	37,207
Pentair PLC	64,254	3,907
		41,114
Marine - 0.2%
Genco Shipping & Trading Ltd. (a)	450,397	3,274
Genco Shipping & Trading Ltd. (a)	6,623	48
Navios Maritime Holdings, Inc. (d)	1,788,039	6,616
		9,938
Road & Rail - 0.2%
Hertz Global Holdings, Inc. (a)	583,000	9,905
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
United Rentals, Inc. (a)	133,600	$ 8,950
TOTAL INDUSTRIALS		417,082
INFORMATION TECHNOLOGY - 9.4%
Communications Equipment - 1.3%
Cisco Systems, Inc.	1,982,651	56,347
Electronic Equipment & Components - 1.4%
Avnet, Inc.	489,587	20,430
Belden, Inc.	455,836	26,999
Corning, Inc.	605,400	11,309
TTM Technologies, Inc. (a)	311,991	2,848
		61,586
Internet Software & Services - 0.3%
VeriSign, Inc. (a)(d)	194,300	13,784
IT Services - 0.2%
Global Cash Access Holdings, Inc. (a)	1,683,900	8,504
Semiconductors & Semiconductor Equipment - 3.3%
Freescale Semiconductor, Inc. (a)	939,600	37,462
Intersil Corp. Class A	1,177,013	13,100
Micron Technology, Inc. (a)	1,890,455	34,992
NXP Semiconductors NV (a)	403,936	39,178
ON Semiconductor Corp. (a)	1,968,594	20,906
		145,638
Software - 1.7%
Citrix Systems, Inc. (a)	190,801	14,426
Microsoft Corp.	1,258,432	58,769
		73,195
Technology Hardware, Storage & Peripherals - 1.2%
EMC Corp.	1,160,700	31,211
NCR Corp. (a)	882,069	24,292
		55,503
TOTAL INFORMATION TECHNOLOGY		414,557
MATERIALS - 13.9%
Chemicals - 9.6%
H.B. Fuller Co.	380,376	15,238
LyondellBasell Industries NV Class A	4,142,190	388,662
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
OMNOVA Solutions, Inc. (a)(e)	2,609,132	$ 16,881
Phosphate Holdings, Inc. (a)	192,500	13
		420,794
Containers & Packaging - 3.5%
Sealed Air Corp.	378,366	20,118
WestRock Co.	2,125,302	134,022
		154,140
Metals & Mining - 0.1%
Ormet Corp. (a)	650,000	3
TimkenSteel Corp.	93,783	1,747
		1,750
Paper & Forest Products - 0.7%
Louisiana-Pacific Corp. (a)	1,221,110	17,999
Neenah Paper, Inc.	231,700	14,036
		32,035
TOTAL MATERIALS		608,719
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
Frontier Communications Corp. (d)	4,666,144	22,024
Intelsat SA (a)	855,300	8,134
Level 3 Communications, Inc. (a)	466,741	23,570
		53,728
UTILITIES - 1.1%
Electric Utilities - 0.3%
FirstEnergy Corp.	341,796	11,607
Independent Power and Renewable Electricity Producers - 0.8%
Calpine Corp. (a)	1,970,200	36,055
TOTAL UTILITIES		47,662
TOTAL COMMON STOCKS (Cost $2,444,976)		4,102,066
Nonconvertible Preferred Stocks - 0.2%
	Shares	Value (000s)
FINANCIALS - 0.2%
Capital Markets - 0.2%
GMAC Capital Trust I Series 2, 8.125% (Cost $9,025)	360,987	$ 9,469
Nonconvertible Bonds - 0.3%
	Principal Amount (000s)
ENERGY - 0.3%
Energy Equipment & Services - 0.3%
Offshore Group Investment Ltd. 7.5% 11/1/19	$ 11,640	6,227
SAExploration Holdings, Inc. 10% 7/15/19	12,653	7,861
		14,088
TOTAL NONCONVERTIBLE BONDS (Cost $23,251)		14,088
Money Market Funds - 7.2%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	265,595,543	265,596
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	49,027,317	49,027
TOTAL MONEY MARKET FUNDS (Cost $314,623)		314,623
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $2,791,875)		4,440,246
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(54,667)
NET ASSETS - 100%		$ 4,385,579
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $73,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Station Holdco LLC unit	10/28/08 - 12/1/08	$ 4,745
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 342
Fidelity Securities Lending Cash Central Fund	2,145
Total	$ 2,487
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Gray Television, Inc.	$ 38,576	$ -	$ -	$ -	$ -
OMNOVA Solutions, Inc.	21,056	-	-	-	16,881
Total	$ 59,632	$ -	$ -	$ -	$ 16,881
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,103,893	$ 1,103,820	$ -	$ 73
Consumer Staples	67,387	67,387	-	-
Energy	267,510	267,510	-	-
Financials	496,512	496,512	-	-
Health Care	634,485	634,485	-	-
Industrials	417,082	417,082	-	-
Information Technology	414,557	414,557	-	-
Materials	608,719	608,716	-	3
Telecommunication Services	53,728	53,728	-	-
Utilities	47,662	47,662	-	-
Corporate Bonds	14,088	-	14,088	-
Money Market Funds	314,623	314,623	-	-
Total Investments in Securities:	$ 4,440,246	$ 4,426,082	$ 14,088	$ 76
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	84.1%
Netherlands	9.8%
Ireland	1.9%
United Kingdom	1.0%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $47,210) - See accompanying schedule: Unaffiliated issuers (cost $2,456,979)	$ 4,108,742
Fidelity Central Funds (cost $314,623)	314,623
Other affiliated issuers (cost $20,273)	16,881
Total Investments (cost $2,791,875)		$ 4,440,246
Receivable for fund shares sold		3,257
Dividends receivable		2,399
Interest receivable		274
Distributions receivable from Fidelity Central Funds		90
Other receivables		17
Total assets		4,446,283

Liabilities
Payable for fund shares redeemed	$ 7,420
Accrued management fee	2,207
Distribution and service plan fees payable	1,207
Other affiliated payables	782
Other payables and accrued expenses	61
Collateral on securities loaned, at value	49,027
Total liabilities		60,704

Net Assets		$ 4,385,579
Net Assets consist of:
Paid in capital		$ 2,853,681
Undistributed net investment income		10,573
Accumulated undistributed net realized gain (loss) on investments		(127,046)
Net unrealized appreciation (depreciation) on investments		1,648,371
Net Assets		$ 4,385,579

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2015
Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($1,514,220 ÷ 26,108.8 shares)	$ 58.00

Maximum offering price per share (100/94.25 of $58.00)	$ 61.54
Class T: Net Asset Value and redemption price per share ($890,910 ÷ 15,702.9 shares)	$ 56.74

Maximum offering price per share (100/96.50 of $56.74)	$ 58.80
Class B: Net Asset Value and offering price per share ($25,508 ÷ 472.6 shares)A	$ 53.97

Class C: Net Asset Value and offering price per share ($583,930 ÷ 10,798.0 shares)A	$ 54.08

Class I: Net Asset Value, offering price and redemption price per share ($1,330,038 ÷ 22,577.6 shares)	$ 58.91

Class Z: Net Asset Value, offering price and redemption price per share ($40,973 ÷ 694.9 shares)	$ 58.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2015
Investment Income
Dividends		$ 69,064
Interest		1,966
Income from Fidelity Central Funds		2,487
Total income		73,517

Expenses
Management fee	$ 27,550
Transfer agent fees	8,485
Distribution and service plan fees	15,179
Accounting and security lending fees	1,093
Custodian fees and expenses	43
Independent trustees' compensation	19
Registration fees	153
Audit	67
Legal	15
Miscellaneous	33
Total expenses before reductions	52,637
Expense reductions	(130)	52,507
Net investment income (loss)		21,010
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		216,169
Change in net unrealized appreciation (depreciation) on investment securities		(104,736)
Net gain (loss)		111,433
Net increase (decrease) in net assets resulting from operations		$ 132,443

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 21,010	$ 17,467
Net realized gain (loss)	216,169	14,835
Change in net unrealized appreciation (depreciation)	(104,736)	643,632
Net increase (decrease) in net assets resulting from operations	132,443	675,934
Distributions to shareholders from net investment income	(22,284)	(11,575)
Distributions to shareholders from net realized gain	(495)	-
Total distributions	(22,779)	(11,575)
Share transactions - net increase (decrease)	(460,915)	(1,727)
Total increase (decrease) in net assets	(351,251)	662,632

Net Assets
Beginning of period	4,736,830	4,074,198
End of period (including undistributed net investment income of $10,573 and undistributed net investment income of $12,465, respectively)	$ 4,385,579	$ 4,736,830

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 56.57	$ 48.63	$ 34.29	$ 35.01	$ 28.55
Income from Investment Operations
Net investment income (loss) C	.30	.26	.44F	.11	(.08)
Net realized and unrealized gain (loss)	1.43	7.84	13.94	(.51)	6.61
Total from investment operations	1.73	8.10	14.38	(.40)	6.53
Distributions from net investment income	(.29)	(.16)	(.04)	(.32)	(.01) G
Distributions from net realized gain	(.01)	-	-	-	(.06) G
Total distributions	(.30)	(.16)	(.04)	(.32)	(.07)
Net asset value, end of period	$ 58.00	$ 56.57	$ 48.63	$ 34.29	$ 35.01
Total ReturnA, B	3.06%	16.70%	41.95%	(1.04)%	22.88%
Ratios to Average Net Assets D, H
Expenses before reductions	1.07%	1.07%	1.11%	1.13%	1.13%
Expenses net of fee waivers, if any	1.07%	1.07%	1.11%	1.13%	1.13%
Expenses net of all reductions	1.07%	1.07%	1.10%	1.13%	1.12%
Net investment income (loss)	.53%	.49%	1.07% F	.33%	(.23)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,514	$ 1,750	$ 1,490	$ 1,106	$ 1,426
Portfolio turnover rateE	4%	9%	17%	30%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .84%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 55.35	$ 47.59	$ 33.60	$ 34.36	$ 28.05
Income from Investment Operations
Net investment income (loss) C	.16	.13	.34F	.03	(.15)
Net realized and unrealized gain (loss)	1.40	7.67	13.65	(.50)	6.48
Total from investment operations	1.56	7.80	13.99	(.47)	6.33
Distributions from net investment income	(.16)	(.04)	- I	(.29)	- G
Distributions from net realized gain	(.01)	-	-	-	(.02) G
Total distributions	(.17)	(.04)	- I	(.29)	(.02)
Net asset value, end of period	$ 56.74	$ 55.35	$ 47.59	$ 33.60	$ 34.36
Total ReturnA, B	2.82%	16.41%	41.65%	(1.26)%	22.58%
Ratios to Average Net Assets D, H
Expenses before reductions	1.31%	1.32%	1.34%	1.35%	1.35%
Expenses net of fee waivers, if any	1.31%	1.31%	1.34%	1.35%	1.35%
Expenses net of all reductions	1.31%	1.31%	1.33%	1.35%	1.35%
Net investment income (loss)	.29%	.25%	.85% F	.11%	(.45)%
Supplemental Data
Net assets, end of period (in millions)	$ 891	$ 1,007	$ 1,012	$ 753	$ 906
Portfolio turnover rateE	4%	9%	17%	30%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 52.79	$ 45.60	$ 32.38	$ 33.24	$ 27.27
Income from Investment Operations
Net investment income (loss) C	(.14)	(.15)	.10F	(.15)	(.33)
Net realized and unrealized gain (loss)	1.33	7.34	13.12	(.49)	6.30
Total from investment operations	1.19	7.19	13.22	(.64)	5.97
Distributions from net investment income	-	-	-	(.22)	-
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.01)	-	-	(.22)	-
Net asset value, end of period	$ 53.97	$ 52.79	$ 45.60	$ 32.38	$ 33.24
Total ReturnA, B	2.25%	15.77%	40.83%	(1.85)%	21.89%
Ratios to Average Net Assets D, G
Expenses before reductions	1.87%	1.87%	1.91%	1.94%	1.93%
Expenses net of fee waivers, if any	1.86%	1.87%	1.91%	1.94%	1.93%
Expenses net of all reductions	1.86%	1.87%	1.91%	1.93%	1.92%
Net investment income (loss)	(.26)%	(.31)%	.27% F	(.48)%	(1.03)%
Supplemental Data
Net assets, end of period (in millions)	$ 26	$ 54	$ 80	$ 84	$ 121
Portfolio turnover rateE	4%	9%	17%	30%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 52.87	$ 45.65	$ 32.40	$ 33.24	$ 27.26
Income from Investment Operations
Net investment income (loss) C	(.12)	(.13)	.13F	(.12)	(.31)
Net realized and unrealized gain (loss)	1.34	7.35	13.12	(.49)	6.29
Total from investment operations	1.22	7.22	13.25	(.61)	5.98
Distributions from net investment income	-	-	-	(.23)	-
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.01)	-	-	(.23)	-
Net asset value, end of period	$ 54.08	$ 52.87	$ 45.65	$ 32.40	$ 33.24
Total ReturnA, B	2.30%	15.82%	40.90%	(1.76)%	21.94%
Ratios to Average Net Assets D, G
Expenses before reductions	1.82%	1.82%	1.85%	1.87%	1.86%
Expenses net of fee waivers, if any	1.82%	1.82%	1.85%	1.87%	1.86%
Expenses net of all reductions	1.82%	1.82%	1.85%	1.86%	1.86%
Net investment income (loss)	(.22)%	(.26)%	.33% F	(.41)%	(.97)%
Supplemental Data
Net assets, end of period (in millions)	$ 584	$ 614	$ 527	$ 405	$ 522
Portfolio turnover rateE	4%	9%	17%	30%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .10%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 57.46	$ 49.39	$ 34.77	$ 35.44	$ 28.90
Income from Investment Operations
Net investment income (loss) B	.46	.40	.57E	.20	.02
Net realized and unrealized gain (loss)	1.45	7.95	14.13	(.52)	6.67
Total from investment operations	1.91	8.35	14.70	(.32)	6.69
Distributions from net investment income	(.45)	(.28)	(.08)	(.35)	(.05) F
Distributions from net realized gain	(.01)	-	-	-	(.10) F
Total distributions	(.46)	(.28)	(.08)	(.35)	(.15)
Net asset value, end of period	$ 58.91	$ 57.46	$ 49.39	$ 34.77	$ 35.44
Total Return A	3.33%	16.99%	42.34%	(.77)%	23.21%
Ratios to Average Net Assets C, G
Expenses before reductions	.81%	.82%	.84%	.86%	.85%
Expenses net of fee waivers, if any	.81%	.82%	.84%	.86%	.85%
Expenses net of all reductions	.81%	.81%	.84%	.85%	.85%
Net investment income (loss)	.79%	.75%	1.34% E	.60%	.04%
Supplemental Data
Net assets, end of period (in millions)	$ 1,330	$ 1,272	$ 965	$ 631	$ 694
Portfolio turnover rateD	4%	9%	17%	30%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended July 31,	2015	2014 G
Selected Per-Share Data
Net asset value, beginning of period	$ 57.51	$ 49.58
Income from Investment Operations
Net investment income (loss) D	.54	.48
Net realized and unrealized gain (loss)	1.44	7.77
Total from investment operations	1.98	8.25
Distributions from net investment income	(.52)	(.32)
Distributions from net realized gain	(.01)	-
Total distributions	(.53)	(.32)
Net asset value, end of period	$ 58.96	$ 57.51
Total ReturnB, C	3.45%	16.72%
Ratios to Average Net Assets E, H
Expenses before reductions	.68%	.68%A
Expenses net of fee waivers, if any	.68%	.68%A
Expenses net of all reductions	.68%	.68%A
Net investment income (loss)	.92%	.88%A
Supplemental Data
Net assets, end of period (in millions)	$ 41	$ 40
Portfolio turnover rateF	4%	9% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to July 31, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences primarily due to market discount, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,835,846
Gross unrealized depreciation	(184,770)
Net unrealized appreciation (depreciation) on securities	$ 1,651,076

Tax Cost	$ 2,789,170

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,924
Capital loss carryforward	$ (105,155)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,651,076

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (105,155)

The Fund intends to elect to defer to its next fiscal year $21,788 of capital losses recognized during the period November 1, 2014 to July 31, 2015.

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 22,779	$ 11,575

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $191,130 and $604,640, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 4,010	$ 61
Class T	.25%	.25%	4,763	-
Class B	.75%	.25%	386	290
Class C	.75%	.25%	6,020	542
			$ 15,179	$ 893

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 190
Class T	28
Class B*	10
Class C*	40
$ 268

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 3,039.19
Class T	1,739.18
Class B	91.23
Class C	1,136.19
Class I	2,459.18
Class Z	21.05
	$ 8,485

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,010. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent

Annual Report

7. Security Lending - continued

fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,145, including $157 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $12 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $18 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 37
Class T	23
Class B	1
Class C	13
Class I	26
$ 100

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014 A
From net investment income
Class A	$ 8,435	$ 5,026
Class T	2,856	905
Class I	10,623	5,634
Class Z	370	10
Total	$ 22,284	$ 11,575
From net realized gain
Class A	$ 169	$ -
Class T	104	-
Class B	5	-
Class C	68	-
Class I	145	-
Class Z	4	-
Total	$ 495	$ -

A Distributions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to July 31, 2014.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Class A
Shares sold	4,056	8,400	$ 231,293	$ 439,268
Reinvestment of distributions	144	94	8,240	4,657
Shares redeemed	(9,024)	(8,210)	(512,053)	(436,610)
Net increase (decrease)	(4,824)	284	$ (272,520)	$ 7,315
Class T
Shares sold	2,671	3,963	$ 149,297	$ 203,269
Reinvestment of distributions	50	18	2,784	845
Shares redeemed	(5,216)	(7,046)	(291,216)	(360,634)
Net increase (decrease)	(2,495)	(3,065)	$ (139,135)	$ (156,520)
Class B
Shares sold	13	15	$ 641	$ 708
Reinvestment of distributions	-**	-	4	-
Shares redeemed	(554)	(753)	(29,544)	(37,289)
Net increase (decrease)	(541)	(738)	$ (28,899)	$ (36,581)
Class C
Shares sold	963	1,696	$ 51,218	$ 83,424
Reinvestment of distributions	1	-	57	-
Shares redeemed	(1,777)	(1,619)	(94,541)	(79,990)
Net increase (decrease)	(813)	77	$ (43,266)	$ 3,434
Class I
Shares sold	7,621	8,523	$ 439,237	$ 459,603
Reinvestment of distributions	163	93	9,472	4,709
Shares redeemed	(7,343)	(6,027)	(425,464)	(321,354)
Net increase (decrease)	441	2,589	$ 23,245	$ 142,958
Class Z
Shares sold	416	758	$ 24,254	$ 40,956
Reinvestment of distributions	6	-*	374	10
Shares redeemed	(426)	(59)	(24,968)	(3,299)
Net increase (decrease)	(4)	699	$ (340)	$ 37,667

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to July 31, 2014.

* Amount represents one hundred eighty-seven shares.

** Amount represents eighty-one shares.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Leveraged Company Stock Fund (a fund of Fidelity Advisor Series I) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class Z designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class Z designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Leveraged Company Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Leveraged Company Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

ALSFZ-UANN-0915
1.9586377.101

Item 2. Code of Ethics

As of the end of the period, July 31, 2015, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor Leveraged Company Stock Fund (the "Fund"):

Services Billed by PwC

July 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Leveraged Company Stock Fund	$57,000	$-	$4,400	$3,300

July 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Leveraged Company Stock Fund	$61,000	$-	$4,500	$3,100

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Fund Service Providers"):

Services Billed by PwC

	July 31, 2015A	July 31, 2014A
Audit-Related Fees	$4,480,000	$5,975,000
Tax Fees	$-	$50,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	July 31, 2015 A	July 31, 2014 A
PwC	$5,765,000	$7,195,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund's last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 25, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	September 25, 2015